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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               May 30, 2001


                              CANTEL MEDICAL CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                         0-6132                  22-1760285
(State or other jurisdiction of  (Commission File Number)        (IRS Employer
         incorporation)                                      Identification No.)



   Overlook At Great Notch, 150 Clove Road
           Little Falls, New Jersey                          07424
   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (973) 890-7220

                                Not Applicable
        (Former name or former address, if changed since last report.)


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ITEM 5.       OTHER EVENTS

      On May 31, 2001, Cantel Medical Corp. ("Cantel") and Minntech Corporation ("Minntech") announced that they have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 30, 2001, among Cantel, Canopy Merger Corp., a wholly owned subsidiary of Cantel ("Merger Sub"), and Minntech.

      A copy of the press release announcing the execution of the Merger Agreement; a copy of the Merger Agreement; a copy of the commitment letter from Fleet Bank, N.A. to Cantel, dated May 30, 2001, relating to the financing of the cash consideration to be paid in the contemplated merger; and a copy of the voting agreement, dated May 30, 2001, entered into by certain stockholders of Cantel in connection with the contemplated merger, are attached hereto as
Exhibit 99.1, Exhibit 2, Exhibit 10 and Exhibit 9, respectively, and each is incorporated herein by reference.

      All stockholders should read the joint proxy statement/prospectus concerning the merger that will be filed with the Securities and Exchange Commission (the "SEC") and mailed to stockholders. The joint proxy statement/prospectus will contain important information that stockholders should consider before making any decision regarding the merger. Stockholders will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Cantel and Minntech, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus will also be available, without charge, by contacting the Secretary of the appropriate company.

INFORMATION CONCERNING PARTICIPANTS

      Cantel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Cantel in connection with the merger. Information about the directors and executive officers of Cantel and their ownership of Cantel stock is set forth in the Cantel's Annual Report on Form 10-K for the fiscal year ended July 31, 2000. Investors may obtain additional information regarding the interests of such participants by reading the definitive joint proxy statement/prospectus when it becomes available.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

      All statements in this Form 8-K that do not directly and exclusively relate to historical facts constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include (but are not limited to) statements as to the expected benefits of the merger and to the financial condition of the combined company and other statements that may be identified by the use of the words "anticipate," "believe," "estimate," "expect," "intend," and similar expressions. These forward-looking statements represent Cantel's current intentions, plans, expectations, and beliefs, and are subject to risks, uncertainties, and other factors, many of which are beyond the control of Cantel, that may cause actual results to differ materially. Among these risk factors is the risk that the transaction may not be consummated due to the failure to obtain necessary stockholder

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approvals, other conditions to closing of the transaction not being satisfied, or the committed financing for the merger, which is subject to certain conditions, not being funded. Second, if the transaction is consummated, factors that could cause actual results, performance or achievements of Cantel, Minntech or the combined company to differ materially from such forward-looking statements include, but are not restricted to, risks associated with the financing being obtained to complete the merger; the possibility that the combined company will be unable to realize the anticipated benefits and synergies of the merger; difficulties associated with successfully integrating Cantel's and Minntech's businesses and technologies and the costs associated with this integration; the possible failure of the combined company to retain and hire key executives, technical personnel and other employees; difficulties associated with the combined company managing its growth and the difficulty of successfully managing a larger organization; the possible failure of the combined company to successfully manage its changing relationships with customers, suppliers, distributors, and strategic partners; the combined company's ability to compete in highly competitive markets characterized by changing technology; and the combined company's ability to maintain customer acceptance of its products by meeting shifting consumer demands and changing requirements. Other factors that could affect Cantel or the combined company's actual results include risks identified in Cantel's and Minntech's respective annual or periodic reports filed with the SEC. All of the risk factors included in these filed documents are included herein by reference. The forward-looking statements included in this document are made only as of the date of this document. Cantel disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:           The following documents are filed as exhibits
                                to this report:

            2 Agreement and Plan of Merger, among Cantel Medical Corp., Canopy Merger Corp. and Minntech Corporation, dated as of May 30, 2001.

            9 Voting Agreement, among Minntech Corporation and each of the persons and entities listed on Annex B thereto, dated May 30, 2001.

            10 Commitment Letter, by and between Fleet Bank, N.A. and Cantel Medical Corp., dated May 30, 2001.

            99.1                Press Release, dated May 31, 2001.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Cantel Medical Corp.


                                       /s/ Craig A. Sheldon
                                       ---------------------------------------
                                       Craig A. Sheldon
                                       Vice President

Date: May 31, 2001



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                                  EXHIBIT INDEX

                 Exhibit

                        2 Agreement and Plan of Merger, among Cantel Medical Corp., Canopy Merger Corp. and Minntech Corporation, dated as of May 30, 2001.

                        9 Voting Agreement, among Minntech Corporation and each of the persons and entities listed on Annex B thereto, dated May 30, 2001.

                        10 Commitment Letter, by and between Fleet Bank, N.A. and Cantel Medical Corp., dated May 30, 2001.

                        99.1   Press Release, dated May 31, 2001.



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